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                                                                  EXHIBIT 10.12


                                                @Entertainment Inc.
                                                One Commercial Plaza 24th Floor
                                                Hartford CT 06103

                         PRIVATE AND CONFIDENTIAL
                      EFFECTIVE AS OF JANUARY 1, 1999


March 1, 1999


Mr. Przemyslaw Szmyt
Ul. Orzechowa # 3
05-B30 Nadarzyn
POLAND



Dear Przemyslaw:

As agreed, below please find amendments to the agreement signed between you and Poland Communications, Inc. on February 7, 1997 (as subsequently amended and assigned to @Entertainment, Inc.).


Section 1A. shall read as follows:

     Your engagement with the Company shall be for a five- (5) year period, commencing February 7, 1997.


Section 1B. shall read as follows:

     You shall hold the position of Senior Vice President Business Development and General Counsel.


Section 1D. shall read as follows:

     You shall be eligible to receive an annual bonus, at the discretion of the Chief Executive Officer.


Section 11A, second sentence, shall read as follows:

     The Company may terminate this Agreement upon six (6) months notice at any time during the term.


The foregoing amendments are effective as of January 1, 1999.


Best regards,

By: /S/ ROBERT E. FOWLER, III
   --------------------------
Robert E. Fowler, III
Chief Executive Officer